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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 25, 2000 appearing in the Peregrine Systems, Inc. Form 10-K for the year ended March 31, 2000 and to all references to our firm included in this registration statement.



                                                     /s/ ARTHUR ANDERSEN LLP



         San Diego, California

         June 26, 2000